Exhibit 99.1

Castellum, Inc. Announces Creation of New Subsidiary to Focus on Advanced Technology Products

VIENNA, Va., June 24, 2025 (GLOBE NEWSWIRE) -- Castellum, Inc. (the “Company” and “Castellum”) (NYSE-American: CTM), a cybersecurity, electronic warfare, and software services and solutions company focused on the federal government, today announced the creation of a new wholly owned subsidiary, Castellum Advanced Technology Products, Inc. (“CATP”).

CATP will focus on teaming with other leading-edge technology companies, developing technology internally, and potentially taking equity positions in companies that have advanced technology, which Castellum’s Department of Defense customers could use.

“Fully and timely leveraging advanced technology is the key to success on the 21st-century battlefield,” said Glen Ives, Chief Executive Officer of Castellum. “While we will continue to provide technology-enabled services to our government clients, today’s announcement represents a meaningful broadening of Castellum’s strategy for supporting the Department of Defense. We believe that having greater control over some of the key products our customers need will enable us to provide better overall solutions for the warfighter. Financially, we believe that we can increase both our revenue and our operating margins by adding more value and solving our customers’ most challenging problems. This important step reinforces our priority, focus, and commitment to constantly strengthen and enhance our organic growth capabilities.”

About Castellum, Inc. (NYSE-American: CTM):

Castellum, Inc. (NYSE-American: CTM) is a cybersecurity, electronic warfare, and software engineering services company focused on the federal government - https://castellumus.com/.

Forward-Looking Statements:

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements are inherently uncertain, based on current expectations and assumptions concerning future events or future performance of the company. Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof. Words such as “will,” “would,” “believe,” and “expects,” and similar language or phrasing are indicative of forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and other factors, many of which are outside of the Company’s control, that could cause actual results to differ (sometimes materially) from the results expressed or implied in the forward-looking statements, including, among others: the Company’s ability to effectively integrate and grow its acquired companies; its ability to identify additional acquisition targets and close additional acquisitions; the impact on the Company's revenue due to a delay in the U.S. Congress approving a federal budget, operating under a prolonged continuing resolution, government shutdown, or breach of the debt ceiling, as well as the imposition by the U.S. government of sequestration in the absence of an approved budget; the ability of the U.S. federal government to unilaterally cancel a contract with or without cause, and more specifically, the potential impact of the U.S. DOGE Service Temporary Organization on government spending and terminating contracts for convenience. In evaluating such statements, prospective investors should review carefully various risks and uncertainties identified in Item 1A. “Risk Factors” section of the Company’s recently filed Form 10-Q, Item 1A. "Risk Factors” in the Company’s most recent Form 10-K, and other filings with the Securities and Exchange Commission which can be viewed at www.sec.gov. These risks and uncertainties, or not closing the described potential equity financing in this press release, could cause the Company's actual results to differ materially from those indicated in the forward-looking statements. Except to the extent required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, a change in events, conditions, circumstances or assumptions underlying such statements, or otherwise.

Contact:

Glen Ives
President and Chief Executive Officer
Phone: (703) 752-6157
info@castellumus.com
https://castellumus.com

A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/12cff6dc-d18b-4810-9020-5e7bab268788